UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2018

Item 1.

Reports to Stockholders

Fidelity® Small Cap Enhanced Index Fund Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Enhanced Index Fund	4.95%	11.61%	9.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Enhanced Index Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$25,103	Small Cap Enhanced Index
$25,344	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund gained 4.95%, well short of the benchmark Russell 2000® Index, which rose 10.51%. The fund's exposure to stocks of profitable companies that demonstrated a high level of quality and certain value characteristics detracted from the relative return. We had the most exposure to these out-of-favor factors in two especially strong-performing market sectors: information technology and consumer discretionary. Security selection in these two categories, as well as in industrials and consumer staples, hampered results. Conversely, security selection in financials and real estate added value. On an individual basis, iron-ore mining company Cleveland-Cliffs detracted, due partly to weakness in the company's Asian operations. We fully eliminated the fund's stake in January. Not too far behind was Spartannash, a grocery-products distributor and retailer. Its shares struggled after the firm reported weak fourth-quarter 2017 earnings. Other detractors were health care services company Owens & Minor and sporting goods retailer Big 5 Sporting Goods. In contrast, our biggest individual contributor was Aaron's, a rent-to-own provider of home furnishings, whose shares rose about 71%. MKS, a provider of process-control equipment used in manufacturing, also added value, benefiting from favorable financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2018

% of fund's net assets
MKS Instruments, Inc.	0.8
Curtiss-Wright Corp.	0.8
HealthSouth Corp.	0.8
Chemed Corp.	0.7
Louisiana-Pacific Corp.	0.7
Wintrust Financial Corp.	0.7
Tech Data Corp.	0.7
Maximus, Inc.	0.7
EMCOR Group, Inc.	0.7
Masimo Corp.	0.7
7.3

Top Market Sectors as of February 28, 2018

% of fund's net assets
Information Technology	19.2
Financials	16.8
Health Care	16.3
Industrials	15.3
Consumer Discretionary	13.1
Materials	5.5
Real Estate	3.7
Consumer Staples	3.6
Energy	2.7
Utilities	1.9

Asset Allocation (% of fund's net assets)

As of February 28, 2018 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.7%

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.7%
American Axle & Manufacturing Holdings, Inc. (a)(b)	279,632	$4,127,368
Cooper-Standard Holding, Inc. (a)	33,200	4,045,088
Shiloh Industries, Inc. (a)	11,786	85,920
Tenneco, Inc.	81,620	4,289,131
Tower International, Inc.	4,631	120,869
		12,668,376
Automobiles - 0.1%
Winnebago Industries, Inc. (b)	16,311	710,344
Distributors - 0.0%
Weyco Group, Inc.	368	11,198
Diversified Consumer Services - 0.4%
K12, Inc. (a)	202,588	3,024,639
Liberty Tax, Inc.	10,197	80,046
		3,104,685
Hotels, Restaurants & Leisure - 0.4%
Penn National Gaming, Inc. (a)	99,637	2,651,341
Household Durables - 2.8%
Bassett Furniture Industries, Inc.	11,459	368,980
Beazer Homes U.S.A., Inc. (a)	92,222	1,449,730
Flexsteel Industries, Inc.	47,039	1,827,936
Hamilton Beach Brands Holding Co. Class A	3,773	93,457
KB Home	139,919	3,882,752
La-Z-Boy, Inc.	148,090	4,546,363
M.D.C. Holdings, Inc.	109,199	3,022,628
Taylor Morrison Home Corp. (a)	199,786	4,483,198
William Lyon Homes, Inc. (a)	70,483	1,781,810
		21,456,854
Internet & Direct Marketing Retail - 1.2%
NutriSystem, Inc. (b)	48,224	1,482,888
PetMed Express, Inc. (b)	73,390	3,316,494
Shutterfly, Inc. (a)	54,771	4,202,579
		9,001,961
Leisure Products - 0.6%
Callaway Golf Co.	51,455	796,523
Johnson Outdoors, Inc. Class A	29,957	1,846,549
MCBC Holdings, Inc. (a)	73,348	1,797,759
Nautilus, Inc. (a)	33,470	396,620
		4,837,451
Media - 0.3%
A.H. Belo Corp. Class A	12,427	63,999
Entravision Communication Corp. Class A	170,260	1,098,177
New Media Investment Group, Inc.	9,699	167,308
Saga Communications, Inc. Class A	921	35,919
Sinclair Broadcast Group, Inc. Class A (b)	32,479	1,097,790
The McClatchy Co. Class A (a)(b)	5,222	48,199
		2,511,392
Multiline Retail - 0.6%
Big Lots, Inc. (b)	64,556	3,628,047
Dillard's, Inc. Class A	12,251	999,069
		4,627,116
Specialty Retail - 3.6%
Aaron's, Inc. Class A	109,805	5,074,089
American Eagle Outfitters, Inc.	3,903	75,211
Ascena Retail Group, Inc. (a)	284	645
Barnes & Noble Education, Inc. (a)	9,127	66,627
Chico's FAS, Inc.	396,025	3,976,091
Conn's, Inc. (a)	2,833	92,639
DSW, Inc. Class A (b)	181,017	3,549,743
Haverty Furniture Companies, Inc.	17,199	350,000
Hibbett Sports, Inc. (a)(b)	348	8,961
Office Depot, Inc.	1,217,079	3,200,918
Party City Holdco, Inc. (a)	56,705	819,387
Pier 1 Imports, Inc. (b)	392,595	1,217,045
Shoe Carnival, Inc. (b)	1,454	33,965
Sleep Number Corp. (a)(b)	75,554	2,602,080
Tailored Brands, Inc. (b)	157,277	3,681,855
The Children's Place Retail Stores, Inc.	17,522	2,493,381
Tilly's, Inc.	8,780	114,579
		27,357,216
Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear Co.	14,819	1,120,020
Crocs, Inc. (a)	178,990	2,190,838
Deckers Outdoor Corp. (a)	51,497	4,870,586
Movado Group, Inc.	66,792	2,070,552
Oxford Industries, Inc.	5,997	479,280
		10,731,276

TOTAL CONSUMER DISCRETIONARY		99,669,210

CONSUMER STAPLES - 3.6%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(b)	24,064	3,923,635
National Beverage Corp. (b)	43,213	4,232,281
		8,155,916
Food & Staples Retailing - 0.9%
Ingles Markets, Inc. Class A	64,633	2,081,183
SpartanNash Co.	158,625	2,660,141
United Natural Foods, Inc. (a)	39,177	1,671,683
Village Super Market, Inc. Class A	5,691	134,877
Weis Markets, Inc.	1,798	67,011
		6,614,895
Food Products - 1.0%
Dean Foods Co.	176,366	1,529,093
Sanderson Farms, Inc. (b)	39,147	4,820,953
Seneca Foods Corp. Class A (a)	10,206	296,995
Snyders-Lance, Inc.	15,537	774,986
		7,422,027
Household Products - 0.1%
Central Garden & Pet Co. Class A (non-vtg.) (a)	33,187	1,202,697
Personal Products - 0.4%
Inter Parfums, Inc.	1,574	66,738
MediFast, Inc.	52,576	3,353,823
Natural Health Trends Corp. (b)	4,585	79,917
		3,500,478
Tobacco - 0.1%
Universal Corp.	16,882	829,750

TOTAL CONSUMER STAPLES		27,725,763

ENERGY - 2.7%
Energy Equipment & Services - 0.6%
Archrock, Inc.	19,836	188,442
McDermott International, Inc. (a)	600,428	4,383,124
PHI, Inc. (non-vtg.) (a)	9,770	96,235
		4,667,801
Oil, Gas & Consumable Fuels - 2.1%
Adams Resources & Energy, Inc.	616	24,332
Arch Coal, Inc.	48,069	4,600,684
Bill Barrett Corp. (a)	128,545	582,309
CVR Energy, Inc. (b)	129,185	3,826,460
Evolution Petroleum Corp.	12,930	104,087
Hallador Energy Co.	170	1,122
NACCO Industries, Inc. Class A	5,333	219,720
Overseas Shipholding Group, Inc. (a)	279,822	495,285
Par Pacific Holdings, Inc. (a)	2,648	45,069
Peabody Energy Corp.	68,432	2,785,867
W&T Offshore, Inc. (a)	923,306	3,591,660
		16,276,595

TOTAL ENERGY		20,944,396

FINANCIALS - 16.8%
Banks - 7.4%
Arrow Financial Corp.	481	15,512
BancFirst Corp.	62,068	3,305,121
Banco Latinoamericano de Comercio Exterior SA Series E	88,105	2,453,724
C & F Financial Corp.	162	7,509
Capital City Bank Group, Inc.	940	22,560
Cathay General Bancorp	123,147	5,056,416
Community Trust Bancorp, Inc.	6,297	273,920
Customers Bancorp, Inc. (a)	23,588	692,072
Eagle Bancorp, Inc. (a)	5,309	324,114
Evans Bancorp, Inc.	245	10,560
Fidelity Southern Corp.	38,844	874,378
First Bancorp, Puerto Rico (a)	439,114	2,647,857
First Busey Corp.	12,880	381,892
First Citizen Bancshares, Inc.	330	134,343
First Financial Bancorp, Ohio	42,054	1,143,869
First Interstate Bancsystem, Inc.	16,110	636,345
Fulton Financial Corp.	272,556	4,933,264
Great Southern Bancorp, Inc.	20,756	1,004,590
Green Bancorp, Inc. (a)(b)	15,714	342,565
Hancock Holding Co.	97,614	5,046,644
Hilltop Holdings, Inc.	25,926	630,261
Hope Bancorp, Inc.	17,283	312,131
IBERIABANK Corp.	38,117	3,079,854
Independent Bank Corp.	9,314	212,825
International Bancshares Corp.	91,259	3,527,160
Investors Bancorp, Inc.	132,217	1,784,930
LegacyTexas Financial Group, Inc.	22,181	929,162
Midland States Bancorp, Inc.	17	533
Northeast Bancorp	4,763	104,548
Peapack-Gladstone Financial Corp.	5,170	170,507
Peoples Bancorp, Inc.	696	24,005
Republic Bancorp, Inc., Kentucky Class A	3,998	148,926
Sandy Spring Bancorp, Inc.	26,019	1,008,496
Sierra Bancorp	2,552	66,403
TowneBank	5,816	166,047
UMB Financial Corp.	7,979	582,467
Umpqua Holdings Corp.	236,649	5,042,990
Valley National Bancorp	294,572	3,673,313
Wintrust Financial Corp.	65,186	5,508,869
		56,280,682
Capital Markets - 4.2%
Arlington Asset Investment Corp. (b)	6,564	71,022
Artisan Partners Asset Management, Inc.	129,771	4,379,771
Cohen & Steers, Inc.	6,762	270,480
Diamond Hill Investment Group, Inc.	1,741	356,957
Evercore, Inc. Class A	56,464	5,253,975
Financial Engines, Inc. (b)	144,706	4,847,651
Gain Capital Holdings, Inc. (b)	66,231	469,578
GAMCO Investors, Inc. Class A	1,520	40,736
Houlihan Lokey	10,350	480,447
INTL FCStone, Inc. (a)	66,148	2,622,768
Investment Technology Group, Inc.	44,427	880,543
Manning & Napier, Inc. Class A	29,267	87,801
Moelis & Co. Class A	54,525	2,767,144
OM Asset Management Ltd.	82,579	1,265,936
Oppenheimer Holdings, Inc. Class A (non-vtg.)	1,901	50,472
Piper Jaffray Companies	47,154	3,937,359
Vector Capital Corp. rights (a)(c)	8,300	0
Waddell & Reed Financial, Inc. Class A (b)	208,292	4,165,840
		31,948,480
Consumer Finance - 0.8%
Enova International, Inc. (a)	106,344	2,339,568
First Cash Financial Services, Inc.	2,382	175,553
Nelnet, Inc. Class A	72,776	4,027,424
		6,542,545
Diversified Financial Services - 0.7%
Cotiviti Holdings, Inc. (a)	134,618	4,511,049
Marlin Business Services Corp.	37,386	964,559
		5,475,608
Insurance - 1.0%
EMC Insurance Group	2,021	52,748
Federated National Holding Co.	52,830	816,224
Health Insurance Innovations, Inc. (a)(b)	39,102	1,219,982
Kemper Corp.	28,290	1,595,556
National General Holdings Corp.	23,267	534,676
Selective Insurance Group, Inc.	13,897	790,044
Stewart Information Services Corp.	11,041	443,075
Universal Insurance Holdings, Inc.	72,447	2,122,697
		7,575,002
Mortgage Real Estate Investment Trusts - 0.5%
Apollo Commercial Real Estate Finance, Inc. (b)	175,520	3,204,995
Cherry Hill Mortgage Investment Corp.	47,338	763,089
ZAIS Financial Corp.	589	8,128
		3,976,212
Real Estate Management & Development - 0.4%
The RMR Group, Inc.	45,498	2,857,274
Thrifts & Mortgage Finance - 1.8%
Essent Group Ltd. (a)	111,088	5,008,958
Farmer Mac Class C (non-vtg.)	10,516	799,847
NMI Holdings, Inc. (a)	39,428	782,646
Northwest Bancshares, Inc.	214,210	3,515,186
PennyMac Financial Services, Inc. (a)	17,368	404,674
Trustco Bank Corp., New York	1,963	16,686
Walker & Dunlop, Inc.	45,542	2,201,045
Washington Federal, Inc.	3,541	122,873
Waterstone Financial, Inc.	48,183	828,748
		13,680,663

TOTAL FINANCIALS		128,336,466

HEALTH CARE - 16.3%
Biotechnology - 4.9%
Acceleron Pharma, Inc. (a)	5,030	210,908
Aimmune Therapeutics, Inc. (a)	24,711	803,108
Akebia Therapeutics, Inc. (a)	43,789	626,183
Altimmune, Inc. (b)	32,616	51,533
Amicus Therapeutics, Inc. (a)(b)	87,146	1,199,129
AnaptysBio, Inc. (a)	5,446	668,551
Applied Genetic Technologies Corp. (a)	26,183	100,805
Arena Pharmaceuticals, Inc. (a)	4,971	192,726
Array BioPharma, Inc. (a)	58,336	1,010,380
Atara Biotherapeutics, Inc. (a)(b)	4,120	158,723
Biohaven Pharmaceutical Holding Co. Ltd.	19,092	647,028
bluebird bio, Inc. (a)(b)	15,890	3,193,890
Blueprint Medicines Corp. (a)	12,495	1,081,567
Catalyst Pharmaceutical Partners, Inc. (a)	17,220	54,932
Clovis Oncology, Inc. (a)(b)	9,527	553,233
Conatus Pharmaceuticals, Inc. (a)(b)	96,273	500,620
Concert Pharmaceuticals, Inc. (a)	27,312	597,587
CytomX Therapeutics, Inc. (a)	31,844	946,085
Dyax Corp. rights 12/31/19 (a)(c)	29,085	100,634
Dynavax Technologies Corp. (a)(b)	823	13,291
Editas Medicine, Inc. (a)(b)	13,764	504,313
Emergent BioSolutions, Inc. (a)	25,219	1,253,384
Enanta Pharmaceuticals, Inc. (a)	10,538	828,498
Esperion Therapeutics, Inc. (a)(b)	1,421	114,263
Exact Sciences Corp. (a)(b)	34,104	1,521,379
Fate Therapeutics, Inc. (a)(b)	486	5,472
FibroGen, Inc. (a)	23,072	1,271,267
Foundation Medicine, Inc. (a)(b)	11,549	955,680
Genomic Health, Inc. (a)	12,542	401,344
Global Blood Therapeutics, Inc. (a)	7,710	452,192
Halozyme Therapeutics, Inc. (a)(b)	66,569	1,308,747
ImmunoGen, Inc. (a)(b)	71,408	793,343
Immunomedics, Inc. (a)(b)	34,687	586,557
Insmed, Inc. (a)	13,055	316,062
Iovance Biotherapeutics, Inc. (a)	1,930	33,486
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	22,521	319,798
Ligand Pharmaceuticals, Inc. Class B (a)(b)	7,999	1,214,968
Loxo Oncology, Inc. (a)(b)	4,927	547,981
Madrigal Pharmaceuticals, Inc. (a)(b)	4,916	619,613
MiMedx Group, Inc. (a)(b)	90,254	639,901
Momenta Pharmaceuticals, Inc. (a)	30,922	527,220
Myriad Genetics, Inc. (a)	35,319	1,145,042
PDL BioPharma, Inc. (a)(b)	211,130	506,712
Pfenex, Inc. (a)	3,825	14,803
Pieris Pharmaceuticals, Inc. (a)	67,999	579,351
Portola Pharmaceuticals, Inc. (a)	12,316	521,213
Prothena Corp. PLC (a)(b)	2,973	100,160
Puma Biotechnology, Inc. (a)(b)	16,659	1,088,666
Radius Health, Inc. (a)(b)	3,992	152,055
Repligen Corp. (a)(b)	2,848	97,658
Retrophin, Inc. (a)	6,181	154,649
Sage Therapeutics, Inc. (a)	17,262	2,785,396
Sangamo Therapeutics, Inc. (a)(b)	51,196	1,226,144
Sarepta Therapeutics, Inc. (a)(b)	16,282	1,022,021
Spark Therapeutics, Inc. (a)(b)	3,604	205,788
Spectrum Pharmaceuticals, Inc. (a)	14,095	303,183
Strongbridge Biopharma PLC (a)	8,691	63,444
Ultragenyx Pharmaceutical, Inc. (a)(b)	6,670	318,893
Voyager Therapeutics, Inc. (a)	6,390	183,585
Xencor, Inc. (a)	715	21,900
		37,417,044
Health Care Equipment & Supplies - 3.5%
Analogic Corp.	19,079	1,593,097
Angiodynamics, Inc. (a)	108,965	1,775,040
Cutera, Inc. (a)	14,251	642,008
Haemonetics Corp. (a)	36,138	2,562,184
Halyard Health, Inc. (a)(b)	75,625	3,734,363
Lantheus Holdings, Inc. (a)	104,740	1,602,522
LeMaitre Vascular, Inc.	966	33,578
Masimo Corp. (a)	62,160	5,440,865
Meridian Bioscience, Inc.	209,341	2,920,307
Orthofix International NV (a)	41,173	2,306,100
Quidel Corp. (a)	87,457	3,814,874
SurModics, Inc. (a)	13,653	410,955
		26,835,893
Health Care Providers & Services - 5.0%
Amedisys, Inc. (a)	8,060	477,233
BioScrip, Inc. (a)(b)	28,996	91,627
Chemed Corp.	21,472	5,574,775
Civitas Solutions, Inc. (a)	10,410	135,330
Corvel Corp. (a)	41,480	2,030,446
HealthSouth Corp.	111,044	5,914,203
Magellan Health Services, Inc. (a)	50,197	5,064,877
Molina Healthcare, Inc. (a)(b)	69,328	5,012,414
National Healthcare Corp.	42,506	2,493,827
National Research Corp. Class A	107	3,028
Owens & Minor, Inc.	200,534	3,290,763
Providence Service Corp. (a)	18,434	1,171,665
RadNet, Inc. (a)	162,579	1,625,790
Tivity Health, Inc. (a)	47,833	1,843,962
Triple-S Management Corp. (a)(b)	130,232	3,164,638
		37,894,578
Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc. (a)	204,844	2,841,186
HMS Holdings Corp. (a)	61,714	989,893
Quality Systems, Inc. (a)	257,331	3,229,504
		7,060,583
Life Sciences Tools & Services - 0.4%
Cambrex Corp. (a)(b)	4,596	238,762
INC Research Holdings, Inc. Class A (a)	9,220	386,318
Luminex Corp.	28,800	564,768
Medpace Holdings, Inc. (a)	14,605	468,090
PRA Health Sciences, Inc. (a)	13,910	1,168,440
		2,826,378
Pharmaceuticals - 1.6%
Aerie Pharmaceuticals, Inc. (a)(b)	4,869	249,049
Assembly Biosciences, Inc. (a)	13,811	783,636
Avexis, Inc. (a)	6,900	853,737
Catalent, Inc. (a)	39,629	1,654,511
Corcept Therapeutics, Inc. (a)(b)	57,967	880,519
Horizon Pharma PLC (a)	34,918	509,104
Innoviva, Inc. (a)(b)	4,258	66,042
Mersana Therapeutics, Inc. (b)	9,185	158,992
MyoKardia, Inc. (a)	553	32,185
Nektar Therapeutics (a)	58,346	5,050,430
Pacira Pharmaceuticals, Inc. (a)	2,031	63,570
Phibro Animal Health Corp. Class A	17,154	659,571
Prestige Brands Holdings, Inc. (a)(b)	14,643	494,933
Supernus Pharmaceuticals, Inc. (a)	9,264	360,370
The Medicines Company (a)(b)	12,911	395,335
Theravance Biopharma, Inc. (a)(b)	1,776	46,815
Zogenix, Inc. (a)	3,661	155,226
		12,414,025

TOTAL HEALTH CARE		124,448,501

INDUSTRIALS - 15.3%
Aerospace & Defense - 2.1%
Astronics Corp. (a)	69,868	2,693,411
Curtiss-Wright Corp.	44,125	5,955,993
Esterline Technologies Corp. (a)	8,615	636,649
Moog, Inc. Class A (a)	56,773	4,759,281
Triumph Group, Inc.	65,779	1,838,523
Vectrus, Inc. (a)	6,066	165,541
		16,049,398
Airlines - 0.5%
Hawaiian Holdings, Inc.	104,622	3,766,392
Building Products - 0.6%
Builders FirstSource, Inc. (a)	70,072	1,343,981
Caesarstone Sdot-Yam Ltd.	8,437	182,661
Jeld-Wen Holding, Inc. (a)	32,721	1,019,586
NCI Building Systems, Inc. (a)	65,275	1,063,983
PGT, Inc. (a)	12,572	220,010
Universal Forest Products, Inc.	31,971	1,053,125
		4,883,346
Commercial Services & Supplies - 4.6%
ARC Document Solutions, Inc. (a)	7,634	16,260
Brady Corp. Class A	121,362	4,538,939
Casella Waste Systems, Inc. Class A (a)	1,039	26,411
Deluxe Corp.	35,361	2,510,631
Ennis, Inc.	32,923	641,999
Essendant, Inc.	294,319	2,336,893
Herman Miller, Inc.	126,815	4,552,659
Kimball International, Inc. Class B	205,640	3,378,665
Knoll, Inc.	51,636	1,098,298
LSC Communications, Inc.	175,920	2,561,395
Msa Safety, Inc.	51,612	4,161,476
Quad/Graphics, Inc.	164,442	4,339,624
SP Plus Corp. (a)	11,091	399,276
Steelcase, Inc. Class A	287,612	3,925,904
VSE Corp.	8,739	423,842
		34,912,272
Construction & Engineering - 1.9%
Argan, Inc.	97,392	3,890,810
EMCOR Group, Inc.	71,320	5,442,429
KBR, Inc.	229,366	3,472,601
Primoris Services Corp.	60,457	1,505,379
		14,311,219
Electrical Equipment - 0.3%
Allied Motion Technologies, Inc.	1,130	35,426
EnerSys	23,400	1,630,746
LSI Industries, Inc.	9,436	73,695
Preformed Line Products Co.	2,766	168,145
		1,908,012
Machinery - 1.6%
Alamo Group, Inc.	16,608	1,845,979
Blue Bird Corp. (a)	8,513	197,502
Global Brass & Copper Holdings, Inc.	69,091	1,955,275
Graham Corp.	818	16,532
Greenbrier Companies, Inc. (b)	88,451	4,581,762
Hillenbrand, Inc.	4,541	199,350
Hurco Companies, Inc.	23,726	992,933
Wabash National Corp. (b)	70,776	1,546,456
Woodward, Inc.	16,860	1,194,194
		12,529,983
Marine - 0.1%
Costamare, Inc. (b)	164,251	951,013
Professional Services - 2.1%
Barrett Business Services, Inc.	570	42,345
Heidrick & Struggles International, Inc.	40,710	1,074,744
Insperity, Inc.	76,071	4,967,436
Kelly Services, Inc. Class A (non-vtg.)	61,869	1,824,517
Kforce, Inc.	28,239	782,220
Resources Connection, Inc.	181,616	2,824,129
RPX Corp.	189,241	1,898,087
TriNet Group, Inc. (a)	35,955	1,695,997
TrueBlue, Inc. (a)	17,423	473,906
		15,583,381
Road & Rail - 0.0%
ArcBest Corp.	4,057	134,287
Roadrunner Transportation Systems, Inc. (a)	21,811	83,536
Schneider National, Inc. Class B (b)	4,044	104,578
		322,401
Trading Companies & Distributors - 1.5%
Applied Industrial Technologies, Inc.	1,837	129,325
Beacon Roofing Supply, Inc. (a)	95,613	5,058,884
Rush Enterprises, Inc. Class A (a)	105,186	4,471,457
Titan Machinery, Inc. (a)	10,795	215,252
Triton International Ltd.	42,256	1,205,141
		11,080,059

TOTAL INDUSTRIALS		116,297,476

INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 1.5%
ADTRAN, Inc.	11,165	174,732
Communications Systems, Inc.	7,639	26,049
Comtech Telecommunications Corp.	5,431	120,025
Extreme Networks, Inc. (a)	302,543	3,452,016
InterDigital, Inc.	11,909	855,066
NetScout Systems, Inc. (a)(b)	78,191	2,075,971
Plantronics, Inc.	84,982	4,592,427
		11,296,286
Electronic Equipment & Components - 4.5%
Anixter International, Inc. (a)	27,097	2,047,178
Benchmark Electronics, Inc.	72,774	2,183,220
Daktronics, Inc.	15,938	142,008
Electro Scientific Industries, Inc. (a)(b)	229,555	4,115,921
Itron, Inc. (a)	4,310	301,700
Kimball Electronics, Inc. (a)	89,683	1,556,000
PC Connection, Inc.	951	23,613
Plexus Corp. (a)	25,535	1,540,271
ScanSource, Inc. (a)	68,458	2,242,000
SYNNEX Corp.	43,026	5,320,165
Tech Data Corp. (a)	52,994	5,476,400
TTM Technologies, Inc. (a)(b)	273,859	4,425,561
Vishay Intertechnology, Inc.	263,995	4,857,508
		34,231,545
Internet Software & Services - 1.8%
AppFolio, Inc. (a)	14,892	597,169
Box, Inc. Class A (a)	191,794	4,614,564
Care.com, Inc. (a)	7,790	139,285
DHI Group, Inc. (a)	102,821	169,655
Etsy, Inc. (a)	188,103	4,760,887
Hortonworks, Inc. (a)	104,538	1,879,593
MeetMe, Inc. (a)(b)	179,244	469,619
New Relic, Inc. (a)	8,742	627,501
QuinStreet, Inc. (a)	9,304	122,162
XO Group, Inc. (a)	1,116	21,505
		13,401,940
IT Services - 3.9%
Blackhawk Network Holdings, Inc. (a)	2,384	106,684
CACI International, Inc. Class A (a)	9,619	1,433,712
Computer Task Group, Inc. (a)	1,806	14,394
Convergys Corp.	108,643	2,521,604
CSG Systems International, Inc.	98,151	4,581,689
Everi Holdings, Inc. (a)	139,135	1,036,556
EVERTEC, Inc.	176,477	2,858,927
Hackett Group, Inc.	28,261	509,546
ManTech International Corp. Class A	38,580	2,174,755
Maximus, Inc.	81,656	5,469,319
MoneyGram International, Inc. (a)	9,168	98,373
Science Applications International Corp.	19,212	1,390,757
Sykes Enterprises, Inc. (a)	83,519	2,427,062
Syntel, Inc. (a)(b)	24,787	665,531
Travelport Worldwide Ltd.	321,775	4,585,294
		29,874,203
Semiconductors & Semiconductor Equipment - 5.3%
Advanced Energy Industries, Inc. (a)	22,729	1,507,387
Alpha & Omega Semiconductor Ltd. (a)	50,789	780,627
Amkor Technology, Inc. (a)	412,206	4,142,670
Brooks Automation, Inc.	60,687	1,620,950
Cabot Microelectronics Corp.	34,063	3,471,020
Cirrus Logic, Inc. (a)	88,127	3,904,907
Cohu, Inc.	40,663	814,480
Entegris, Inc.	62,509	2,075,299
Experi Corp.	31,912	703,660
FormFactor, Inc. (a)	144,864	1,897,718
Lattice Semiconductor Corp. (a)	124,763	749,826
MKS Instruments, Inc.	55,677	6,199,625
Nanometrics, Inc. (a)	54,435	1,436,540
Photronics, Inc. (a)	12,993	101,345
Pixelworks, Inc. (a)	60,610	266,684
Rambus, Inc. (a)	240,339	3,054,709
Rudolph Technologies, Inc.(a)	141,957	3,768,958
Synaptics, Inc. (a)(b)	75,643	3,515,130
		40,011,535
Software - 1.6%
Aspen Technology, Inc. (a)	60,643	4,686,491
Callidus Software, Inc. (a)	2,761	99,120
Glu Mobile, Inc. (a)	67,516	250,484
Progress Software Corp.	94,935	4,449,603
QAD, Inc. Class A	14,954	672,930
RingCentral, Inc. (a)	278	17,417
TiVo Corp.	85,414	1,281,210
Verint Systems, Inc. (a)	13,799	536,781
Workiva, Inc. (a)	17,134	389,799
Zedge, Inc. (a)	22,467	74,141
		12,457,976
Technology Hardware, Storage & Peripherals - 0.6%
Pure Storage, Inc. Class A (a)(b)	223,736	4,848,359

TOTAL INFORMATION TECHNOLOGY		146,121,844

MATERIALS - 5.5%
Chemicals - 3.0%
Chase Corp.	9,490	986,960
FutureFuel Corp.	165,891	1,989,033
Ingevity Corp. (a)	896	67,119
Kronos Worldwide, Inc.	157,257	3,373,163
Minerals Technologies, Inc.	16,454	1,130,390
PolyOne Corp.	88,206	3,643,790
Rayonier Advanced Materials, Inc.	17,835	363,299
Sensient Technologies Corp.	23,004	1,655,138
Stepan Co.	13,266	1,062,607
Tredegar Corp.	28	447
Trinseo SA	53,315	4,243,874
Tronox Ltd. Class A	232,591	4,251,763
Valhi, Inc.	84,712	482,011
		23,249,594
Containers & Packaging - 0.1%
Myers Industries, Inc.	38,488	729,348
UFP Technologies, Inc. (a)	797	22,675
		752,023
Metals & Mining - 1.0%
Atkore International Group, Inc. (a)	189,648	4,122,948
Century Aluminum Co. (a)	82,304	1,567,891
Schnitzer Steel Industries, Inc. Class A	55,358	1,882,172
		7,573,011
Paper & Forest Products - 1.4%
Boise Cascade Co.	16,568	667,690
Kapstone Paper & Packaging Corp.	8,977	313,208
Louisiana-Pacific Corp.	194,067	5,530,910
Schweitzer-Mauduit International, Inc.	98,041	3,844,188
		10,355,996

TOTAL MATERIALS		41,930,624

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Ashford Hospitality Trust, Inc.	66,701	367,523
Chesapeake Lodging Trust	53,166	1,374,873
DiamondRock Hospitality Co.	69,099	710,338
InfraReit, Inc.	49,406	920,928
iStar Financial, Inc. (a)(b)	7,216	72,882
LaSalle Hotel Properties (SBI) (b)	43,145	1,058,347
Potlatch Corp.	95,435	4,881,500
PS Business Parks, Inc.	10,763	1,193,186
RAIT Financial Trust	48,145	8,666
RLJ Lodging Trust	118,266	2,342,849
Ryman Hospitality Properties, Inc.	50,248	3,465,102
Summit Hotel Properties, Inc.	88,910	1,170,945
Sunstone Hotel Investors, Inc.	201,565	2,908,583
Washington Prime Group, Inc. (b)	326,920	2,141,326
Xenia Hotels & Resorts, Inc.	228,529	4,495,165
		27,112,213
Real Estate Management & Development - 0.1%
Forestar Group, Inc. (a)(b)	4,460	110,162
Gyrodyne LLC	346	6,861
HFF, Inc.	12,878	588,009
Maui Land & Pineapple, Inc. (a)	21,890	242,979
		948,011

TOTAL REAL ESTATE		28,060,224

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Spok Holdings, Inc.	15,733	244,648
UTILITIES - 1.9%
Electric Utilities - 0.8%
Allete, Inc.	66,373	4,523,320
IDACORP, Inc.	822	66,623
PNM Resources, Inc.	7,160	252,032
Portland General Electric Co.	39,424	1,566,316
		6,408,291
Gas Utilities - 0.4%
ONE Gas, Inc.	6,088	387,136
Southwest Gas Holdings, Inc.	26,248	1,729,218
WGL Holdings, Inc.	7,504	624,783
		2,741,137
Independent Power and Renewable Electricity Producers - 0.6%
Atlantic Power Corp. (a)(b)	130,053	277,700
NRG Yield, Inc.:
Class A	197,417	3,036,273
Class C	53,674	839,998
Ormat Technologies, Inc.	479	29,976
Pattern Energy Group, Inc. (b)	13,580	252,181
		4,436,128
Multi-Utilities - 0.1%
Avista Corp.	7,651	365,947
NorthWestern Energy Corp.	5,613	286,712
		652,659
Water Utilities - 0.0%
Consolidated Water Co., Inc.	2,373	29,781

TOTAL UTILITIES		14,267,996

TOTAL COMMON STOCKS
(Cost $636,816,128)		748,047,148
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.18% 6/21/18 (d)
(Cost $1,245,450)	1,250,000	1,243,603
	Shares	Value

Money Market Funds - 14.0%
Fidelity Cash Central Fund, 1.41% (e)	9,685,610	$9,687,547
Fidelity Securities Lending Cash Central Fund 1.42% (e)(f)	97,233,553	97,243,277
TOTAL MONEY MARKET FUNDS
(Cost $106,927,548)		106,930,824
TOTAL INVESTMENT IN SECURITIES - 112.2%
(Cost $744,989,126)		856,221,575
NET OTHER ASSETS (LIABILITIES) - (12.2)%		(93,410,282)
NET ASSETS - 100%		$762,811,293

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	195	March 2018	$14,734,200	$(423,207)	$(423,207)

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $720,295.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$124,547
Fidelity Securities Lending Cash Central Fund	503,044
Total	$627,591

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$99,669,210	$99,669,210	$--	$--
Consumer Staples	27,725,763	27,725,763	--	--
Energy	20,944,396	20,944,396	--	--
Financials	128,336,466	128,336,466	--	--
Health Care	124,448,501	124,347,867	--	100,634
Industrials	116,297,476	116,297,476	--	--
Information Technology	146,121,844	146,121,844	--	--
Materials	41,930,624	41,930,624	--	--
Real Estate	28,060,224	28,060,224	--	--
Telecommunication Services	244,648	244,648	--	--
Utilities	14,267,996	14,267,996	--	--
U.S. Government and Government Agency Obligations	1,243,603	--	1,243,603	--
Money Market Funds	106,930,824	106,930,824	--	--
Total Investments in Securities:	$856,221,575	$854,877,338	$1,243,603	$100,634
Derivative Instruments:
Liabilities
Futures Contracts	$(423,207)	$(423,207)	$--	$--
Total Liabilities	$(423,207)	$(423,207)	$--	$--
Total Derivative Instruments:	$(423,207)	$(423,207)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(423,207)
Total Equity Risk	0	(423,207)
Total Value of Derivatives	$0	$(423,207)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $93,562,952) — See accompanying schedule: Unaffiliated issuers (cost $638,061,578)	$749,290,751
Fidelity Central Funds (cost $106,927,548)	106,930,824
Total Investment in Securities (cost $744,989,126)		$856,221,575
Cash		271,056
Receivable for investments sold		11,656,396
Receivable for fund shares sold		328,374
Dividends receivable		706,427
Distributions receivable from Fidelity Central Funds		34,666
Total assets		869,218,494
Liabilities
Payable for investments purchased	$7,146,701
Payable for fund shares redeemed	1,343,494
Accrued management fee	413,301
Payable for daily variation margin on futures contracts	247,967
Other payables and accrued expenses	18,682
Collateral on securities loaned	97,237,056
Total liabilities		106,407,201
Net Assets		$762,811,293
Net Assets consist of:
Paid in capital		$635,890,514
Undistributed net investment income		578,476
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,533,061
Net unrealized appreciation (depreciation) on investments		110,809,242
Net Assets, for 55,246,308 shares outstanding		$762,811,293
Net Asset Value, offering price and redemption price per share ($762,811,293 ÷ 55,246,308 shares)		$13.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends		$13,315,009
Interest		19,503
Income from Fidelity Central Funds		627,591
Total income		13,962,103
Expenses
Management fee	$5,677,846
Transfer agent fees	148,618
Independent trustees' fees and expenses	18,508
Interest	1,798
Miscellaneous	24,915
Total expenses before reductions	5,871,685
Expense reductions	(1,396)	5,870,289
Net investment income (loss)		8,091,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,451,689
Fidelity Central Funds	5,726
Foreign currency transactions	175
Futures contracts	185,052
Total net realized gain (loss)		68,642,642
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(38,504,440)
Fidelity Central Funds	(19,491)
Futures contracts	(1,752,951)
Total change in net unrealized appreciation (depreciation)		(40,276,882)
Net gain (loss)		28,365,760
Net increase (decrease) in net assets resulting from operations		$36,457,574

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,091,814	$6,897,937
Net realized gain (loss)	68,642,642	39,727,669
Change in net unrealized appreciation (depreciation)	(40,276,882)	148,599,304
Net increase (decrease) in net assets resulting from operations	36,457,574	195,224,910
Distributions to shareholders from net investment income	(7,670,058)	(6,525,921)
Distributions to shareholders from net realized gain	(67,646,361)	–
Total distributions	(75,316,419)	(6,525,921)
Share transactions
Proceeds from sales of shares	165,749,523	686,819,668
Reinvestment of distributions	71,714,551	6,226,574
Cost of shares redeemed	(645,982,506)	(200,638,919)
Net increase (decrease) in net assets resulting from share transactions	(408,518,432)	492,407,323
Redemption fees	–	72,956
Total increase (decrease) in net assets	(447,377,277)	681,179,268
Net Assets
Beginning of period	1,210,188,570	529,009,302
End of period	$762,811,293	$1,210,188,570
Other Information
Undistributed net investment income end of period	$578,476	$331,863
Shares
Sold	11,801,547	51,288,853
Issued in reinvestment of distributions	5,214,728	429,893
Redeemed	(46,278,943)	(15,352,252)
Net increase (decrease)	(29,262,668)	36,366,494

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Enhanced Index Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.32	$10.99	$13.05	$12.74	$10.56
Income from Investment Operations
Net investment income (loss)B	.13	.12	.11	.08	.08
Net realized and unrealized gain (loss)	.55	3.31	(1.52)	1.04	2.91
Total from investment operations	.68	3.43	(1.41)	1.12	2.99
Distributions from net investment income	(.13)	(.10)	(.09)	(.06)	(.07)
Distributions from net realized gain	(1.06)	–	(.56)	(.75)	(.75)
Total distributions	(1.19)	(.10)	(.65)	(.81)	(.82)
Redemption fees added to paid in capitalB	–	–C	–C	–C	.01
Net asset value, end of period	$13.81	$14.32	$10.99	$13.05	$12.74
Total ReturnD	4.95%	31.15%	(11.20)%	9.53%	29.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.64%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.64%	.67%	.67%	.67%	.67%
Net investment income (loss)	.89%	.93%	.90%	.63%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$762,811	$1,210,189	$529,009	$472,915	$415,344
Portfolio turnover rateG	100%	76%	87%	99%	107%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Fidelity Small Cap Enhanced Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust II (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$140,078,581
Gross unrealized depreciation	(34,076,103)
Net unrealized appreciation (depreciation)	$106,002,478
Tax Cost	$750,219,097

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$570,513
Undistributed long-term capital gain	$20,347,788
Net unrealized appreciation (depreciation) on securities and other investments	$106,002,478

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$7,670,058	$ 6,525,921
Long-term Capital Gains	67,646,361	–
Total	$75,316,419	$ 6,525,921

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $895,604,608 and $1,320,984,595, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. In March 2017, the shareholders approved an amendment to the management fee contract and the termination of the expense contract for the Fund. Effective April 1, 2017, the Fund pays an all-inclusive management fee based on annual rate of .64% of the Fund's average net assets; and the investment adviser pays all ordinary operating expenses of the Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Prior to April 1, 2017, the Fund paid a monthly management fee to the investment adviser. The management fee was based on an annual rate of .52% of the Fund's average net assets. Under the management contract, the investment adviser paid all other ordinary fund-wide operating expenses (such as custody, audit, legal and pricing and bookkeeping fees), except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee was reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, the investment adviser paid other expenses such as those listed above for the Fund so that the total expenses did not exceed .67% of the Fund's average net assets, with certain exceptions.

For the reporting period, the Fund's total management fee rate was .62% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective April 1, 2017, the transfer agent fees are paid by the investment adviser, not the Fund.

Prior to April 1, 2017, under the expense contract, the fund paid transfer agent fees at the annual rate of .15%. For the reporting period the transfer agent rate was .02% of the Fund's average net assets

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,388,750	1.09%	$1,798

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,036 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $503,044.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,396.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust II and Shareholders of Fidelity Small Cap Enhanced Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Enhanced Index Fund (one of the funds constituting Fidelity Commonwealth Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts for central funds housed in an LLC fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Michael E. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2017

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2017

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2017

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2017

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2017

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.64%	$1,000.00	$1,077.20	$3.30
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Enhanced Index Fund voted to pay on April 12, 2018, to shareholders of record at the opening of business on April 11, 2018, a distribution of $0.374 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.011 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $65,056,037, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Enhanced Index Fund.

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreement (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered that the management contract currently in place for the fund was effective on April 1, 2017 after being approved by shareholders. The Board noted that this management contract implemented a new all-inclusive management fee structure whereby FMRC pays all other expenses of the fund with limited exceptions (New Fee Structure).

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) compared to peer groups, as applicable, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2017.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMRC for non-management expenses (including transfer agent fees, pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses, and that non-management expenses may exceed the fund's management fee and result in a negative net management fee.

Fidelity Small Cap Enhanced Index Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2017. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays a fund to manage the fund's assets.

The Board considered that, effective April 1, 2017, under the New Fee Structure, the management fee rate for the fund had increased from 0.52% to 0.64%, and noted that the management fee for the fund continues to be below median. The Board also noted that as a result of the New Fee Structure, total expenses incurred by shareholders decreased. The Board also considered that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that Fidelity believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee rate. The Board noted that, under the all-inclusive arrangement, FMRC pays all other expenses of the fund with limited exceptions. The Board considered the other expenses paid by FMRC, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) comparisons to institutional products; (v) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (vi) the impact of proposed changes to contractual expense cap arrangements in place for certain funds; (vii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (viii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (ix) the presentation of certain fund performance information; (x) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, including the increased use of omnibus accounts and lower pricing in the retirement channel; (xi) fluctuations in trading expenses; (xii) explanations regarding the relative total expense ratios of certain funds and classes; and (xiii) Fidelity's expectations regarding the future asset levels of certain funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on March 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Donald F. Donahue
Affirmative	4,251,161,311.78	96.580
Withheld	150,560,345.58	3.420
TOTAL	4,401,721,657.36	100.000
Brian B. Hogan
Affirmative	4,241,813,790.79	96.368
Withheld	159,907,866.57	3.632
TOTAL	4,401,721,657.36	100.000
David A. Rosow
Affirmative	4,227,521,324.31	96.043
Withheld	174,200,333.05	3.957
TOTAL	4,401,721,657.36	100.000
Garnett A. Smith
Affirmative	4,247,477,480.79	96.496
Withheld	154,244,176.57	3.504
TOTAL	4,401,721,657.36	100.000
Carol B. Tom
Affirmative	4,260,535,339.06	96.793
Withheld	141,186,318.30	3.207
TOTAL	4,401,721,657.36	100.000
Michael E. Wiley
Affirmative	4,245,954,069.99	96.462
Withheld	155,767,587.37	3.538
TOTAL	4,401,721,657.36	100.000

PROPOSAL 2A

To approve an amended and restated management contract between Fidelity® Small Cap Enhanced Index Fund and FMRC.

	# of Votes	% of Votes
Affirmative	640,742,456.45	91.264
Against	21,590,086.28	3.075
Abstain	23,445,280.46	3.339
Broker Non-Vote	16,302,519.75	2.322
TOTAL	702,080,342.94	100.000

PROPOSAL 2B

To terminate the expense contract between Fidelity® Small Cap Enhanced Index Fund and FMRC.

	# of Votes	% of Votes
Affirmative	642,407,548.92	91.501
Against	15,602,582.20	2.222
Abstain	27,767,692.07	3.955
Broker Non-Vote	16,302,519.75	2.322
TOTAL	702,080,342.94	100.000
Proposal 1 reflects trust wide proposal and voting results.

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	5,014,365,315.80	94.427
Withheld	295,993,797.41	5.573
TOTAL	5,310,359,113.21	100.000
Dennis J. Dirks
Affirmative	5,052,634,760.68	95.147
Withheld	257,724,352.53	4.853
TOTAL	5,310,359,113.21	100.000
Donald F. Donahue
Affirmative	5,064,743,894.68	95.375
Withheld	245,615,218.53	4.625
TOTAL	5,310,359,113.21	100.000
Alan J. Lacy
Affirmative	5,056,278,999.15	95.216
Withheld	254,080,114.06	4.784
TOTAL	5,310,359,113.21	100.00
Ned C. Lautenbach
Affirmative	5,025,209,677.81	94.631
Withheld	285,149,435.40	5.369
TOTAL	5,310,359,113.21	100.000
Joseph Mauriello
Affirmative	5,039,532,996.03	94.901
Withheld	270,826,117.18	5.099
TOTAL	5,310,359,113.21	100.000
Charles S. Morrison
Affirmative	5,069,032,147.39	95.456
Withheld	241,326,965.82	4.544
TOTAL	5,310,359,113.21	100.000
Cornelia M. Small
Affirmative	5,038,003,098.83	94.872
Withheld	272,356,014.38	5.128
TOTAL	5,310,359,113.21	100.000
Garnett A. Smith
Affirmative	5,045,917,150.32	95.021
Withheld	264,441,962.89	4.979
TOTAL	5,310,359,113.21	100.000
David M. Thomas
Affirmative	5,054,154,708.47	95.176
Withheld	256,204,404.74	4.824
TOTAL	5,310,359,113.21	100.000
Michael E. Wiley
Affirmative	5,063,571,773.15	95.353
Withheld	246,787,340.06	4.647
TOTAL	5,310,359,113.21	100.000
Proposal 1 reflects trust wide proposal and voting results.

SCE-ANN-0418
1.9885266.101

Item 2.

Code of Ethics

As of the end of the period, February 28, 2018, Fidelity Commonwealth Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Small Cap Enhanced Index Fund (the “Fund”):

Services Billed by PwC

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$40,000	$4,000	$3,700	$2,100

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$45,000	$4,600	$4,300	$2,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2018A	February 28, 2017A,B
Audit-Related Fees	$8,360,000	$6,065,000
Tax Fees	$180,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	February 28, 2018A	February 28, 2017A,B
PwC	$10,900,000	$7,525,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2018